Securities and Exchange Commission
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):

                         March 21, 2003


                           Cadiz Inc.
     (Exact name of Registrant as specified in its charter)
                      ------------------------

                            DELAWARE
         (State or other jurisdiction of incorporation)


                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)



100 Wilshire Boulevard, Suite 1600, Santa Monica, CA   90401
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (310) 899-4700


ITEM 5.        OTHER EVENTS
               -----------------

     The Registrant has elected not to proceed with the reverse split of its common stock needed to maintain its listing on The Nasdaq National Market. Information regarding the decision and the delisting is set forth in the press release dated as of the date hereof issued by the Registrant and attached hereto as
Exhibit 99.1.

ITEM 7.        EXHIBITS
               --------

          99.1 Press Release dated March 21, 2003


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By:   /s/ Jennifer Hankes Painter
                                  -------------------------------
	                             Jennifer Hankes Painter
                                   General Counsel and Corporate
                                   Secretary


Dated:  March 21, 2003